PURCHASE OF NONCONTROLLING INTEREST - Assets transferred summary (Details) - Viking Data Centers LLC $ in Thousands	Jun. 30, 2023 USD ($)
PURCHASE OF NON-CONTROLLING INTEREST
Construction in progress	$ 5,863
Other non-current assets	4,902
Intangible assets, net	7,020
Total	$ 17,785